                AMENDMENT NO. 1 TO SALARY CONTINUATION AGREEMENT


                  This Amendment No. 1 to Salary Continuation Agreement ("Amendment No. 1") is made as of December 4, 1998 by and between Chart Industries, Inc., a Delaware corporation (the "Company"), and John T. Romain (the "Employee").


                                   WITNESSETH:

                  WHEREAS, the Compensation Committee of the Board of Directors has determined that modification of the Salary Continuation Agreement dated as of May 22, 1996 by and between the Company and the Employee (the "Agreement") is appropriate to ensure the continued dedication of the Employee to the Company, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in the Agreement), and to update certain information contained in the Agreement; and

                  WHEREAS, the Compensation Committee has caused the Company to prepare this Amendment No. 1 to reflect such modifications and updated information;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. SALARY CONTINUATION PERIOD. Section 3.1(i) is restated in its entirety to read as follows:

                  "(i) the date that is 24 months subsequent to the Effective Date,".

                  2. COMPANY ADDRESS. The address of the Company in Section 7(b) is amended to read as follows:

                           Chart Industries, Inc.
                           5885 Landerbrook Drive
                           Suite 150
                           Mayfield Heights, Ohio  44124.

                  3. NO OTHER PROVISION MODIFIED. Except as modified by Sections 1 and 2 hereof, all other provisions of the Agreement remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.


                                     /s/John T. Romain
                                     ----------------------------------
                                     John T. Romain



                                     CHART INDUSTRIES, INC.


                                     By:/s/Arthur S. Holmes
                                        -------------------------------
                                     Arthur S. Holmes
                                     Chairman and Chief Executive
                                     Officer


Attest:/s/Thomas F. McKee
       --------------------------
         Thomas F. McKee
         Secretary


                                       2